EXHIBIT 99.1

APTIMUS ANNOUNCES EXPECTED 3rd QUARTER 2005
RESULTS AND MANAGEMENT CHANGES

SAN FRANCISCO, October 6, 2005 — Aptimus, Inc. (NASDAQ: APTM), the online lead generation network, today announced that its Q3 revenues and earnings will be below analysts’ expectations. While the company continues to expect growth in revenues and earnings over 2004, it also no longer believes it is likely to achieve its previously announced $20MM revenue guidance for 2005 in light of its third quarter performance. Separately, the company announced that it is promoting Rob Wrubel to President, overseeing all business operations, and that John Wade will be stepping down from his role as Chief Financial Officer to pursue other interests.

Aptimus expects Q3 2005 revenues of approximately $3.8MM. The revenue shortfall during the quarter occurred primarily due to the Company’s termination of publisher relationships that were incompatible with its strategic objective of delivering the best quality leads to its advertiser clients. While those relationships had contributed to the company’s performance in earlier quarters, they became less viable and attractive with the growing market appetite for only the highest quality leads. Consequently, the company elected during the quarter to accelerate its shift in focus away from publisher environments that were high volume, but weren’t able to deliver the highest quality leads, which in turn negatively impacted short-term revenues. Many of these relationships were also based on fixed CPM type payment arrangements, and the margins in those arrangements declined as the company removed key, high value offers from those placements to improve lead quality for those offers. Also impacting revenues during the quarter was a continued decline in revenues from the Company’s email business.

The company now expects to report a roughly breakeven earnings performance for the quarter. The reduction in earnings was due primarily to lower margins caused by the now terminated CPM relationships, which led to higher overall fees to publishers as a percentage of revenues. Lower email business revenues, which are higher margin than website activities, also impacted average fees to publishers and profitability. Based on these factors, the company anticipates that the percent of revenues paid to Publishers increased from 46% in the second quarter to approximately 55% during the third quarter. Aptimus expects the percentage of fees paid to publishers to improve in the fourth quarter now that it has terminated its CPM relationships. Also contributing to the third quarter expenses were increased Sarbanes Oxley compliance costs as well as increased staffing expense due to significant new hires made in the second and third quarters that are expected to contribute to future growth.

“While we are disappointed with our third quarter results, we remain optimistic about the future and growth potential for our business,” said Tim Choate, CEO of Aptimus, Inc. “During the third quarter, we chose to be very aggressive in eliminating any site distribution or traffic that led to lower quality leads for our clients. While that impacted revenues and made our revenue predictability more difficult, it is laying a solid strategic base for future growth,” added Choate.

The Company also announced two significant changes to its management team. Rob Wrubel, who was brought on as Executive Vice President in June 2005 to oversee the sales and business development teams, is being promoted to the position of President, overseeing all business operations. Rob has over 20 years of executive management experience including leadership roles at AskJeeves, Knowledge Adventure, and WholeBody. Rob’s extraordinary background in Internet and growth companies will help guide the company in its next phase of growth. Tim Choate will continue as Chief Executive Officer. “Rob Wrubel has already proven to be a powerful addition to our management team, and this promotion positions him to have the maximum impact on our overall success in the coming years,” said Choate.

Aptimus also announced that John Wade, its Chief Financial Officer, will be leaving the company to pursue other interests. Wade has served as Aptimus’ CFO since 1998 and will continue until a new CFO has been hired. “John Wade has served Aptimus well for seven years,” said Choate. “He was instrumental in helping turn the company around, raising capital, bringing us to profitability, returning to Nasdaq, and in so many other ways, and he will be truly missed.”

About Aptimus, Inc.

Aptimus (www.aptimus.com) is the online lead generation network. The Aptimus Network generates new revenues for Web site publishers while generating sales leads for advertiser clients. For advertisers, the Aptimus Network offers a platform to present their offers across an audience of Web site and email distribution channels. Marketers pay only for the results they achieve on a cost-per-click, cost-per-lead, cost-per-acquisition, or cost-per-impression basis, as well as combinations of those models. As a result, marketers can refine their offers and payment models to achieve their objectives. For Web site publishers, the Aptimus Network generates new revenues while promoting offers from known brands in graphical formats that complement the publishers’ sites and adds value for their customers. At the core of the Aptimus Network platform is the company’s proprietary technology, Dynamic Revenue Optimization(TM), which automatically determines on a real-time basis specific advertiser offers for promotion on each publisher’s Web site and in each email sent. The company’s primary offer presentation formats include cross-marketing promotions at the point of registration or other transactional activity on Web sites, online advertising programs, and email marketing campaigns. Aptimus’ current clients include many of the top 500 direct marketers. Aptimus Web site publishers include a diverse cross-section of the Internet. Aptimus has offices in San Francisco and Seattle, and is publicly traded on the NASDAQ NM under the symbol APTM. More information on Aptimus is available at the company’s Web site at http://www.aptimus.com.

This press release contains statements that may constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of

1934, as amended by the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, comments regarding the company’s future success, the nature of the company’s revenue growth, the company’s revenue and profit forecasts, the ability of the company to maintain profitability, the future market acceptance of its services, the company’s future growth potential and business prospects in general. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements include, without limitation, fluctuation of the company’s operating results, the ability to compete successfully, the ability of the company to maintain current client and distribution publisher relationships and attract new ones, market acceptance of the company’s co-registration advertising solution, the sufficiency of the company’s capital base to fund operations, and the sufficiency of the company’s computer hardware and human resource infrastructure to support expanding operations. For additional factors that may cause actual results to differ materially from those contemplated by such forward-looking statements, please see the “Risk Factors” described in the company’s Annual Report on Form 10-K, dated March 30, 2005, and in other reports and periodic filings on file with the SEC, all of which Risk Factors are incorporated herein as though fully set forth. The company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.